Exhibit 10.12.11
AMENDMENT NO. 7
to the
AMENDED AND RESTATED ADDENDUM to
FINE PAPERS SUPPLY AGREEMENT
between
PHILIP MORRIS USA INC.
and
SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
This Amendment No. 7, effective April 1, 2009, is by and between Philip Morris USA Inc., a Virginia corporation (“Buyer”), and Schweitzer-Mauduit International, Inc., a Delaware corporation (“Seller”).
RECITALS
Whereas, Buyer and Seller have previously entered into the Second Amended and Restated Agreement for Fine Paper Supply, effective July 1, 2000, and into seven successive amendments to such agreement, which agreement has now expired except as it pertains to the Addendum (as amended, the “Fine Papers Supply Agreement”);
Whereas, Buyer and Seller also have previously entered into the Amended and Restated Addendum to Fine Papers Supply Agreement, effective July 1, 2000, amended by Amendment No. 1, effective August 4, 2000, Amendment No. 2, effective January 25, 2001, Amendment No. 3, effective September 26, 2001, Amendment No. 4, effective September 12, 2002, Amendment No. 5, effective December 31, 2004, Amendment No. 6, effective December 31, 2005, and that certain Letter Amendment, dated March 26, 2009 (as amended, the “Addendum”); and
Whereas, Buyer and Seller now wish to further amend the Addendum regarding the pricing for banded cigarette paper for the period April 1, 2009 through December 31, 2009, as provided herein.
Now Therefore, in consideration of the promises exchanged in this Amendment and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, Buyer and Seller agree as follows:
1.	Definitions. Except as expressly provided, all capitalized terms shall have the meanings assigned to them in the Addendum.
2.	Article 3.5 of the Addendum is deleted in its entirety and replaced with the following revised Article 3.5:
3.5	Compensation
As respects Banded Cigarette Papers only, the provisions of this Article 3.5 shall be in lieu of the provisions of Article VIII.A, Article VIII.C, Article VIII.D, Article VIII.E, Article VIII.F, Article VIII.H, Article VIII.I, Article VIII.J, Article VIII.L and Article VIII.M of the Agreement. The provisions of this Article 3.5 do not amend, supplement or replace in any way the provisions of Article VIII.B or Article VIII.K of the Agreement.

3.5.1	General
3.5.1.1	For each Bobbin of Banded Cigarette Papers sold and delivered through Direct Purchases under this Addendum, Buyer shall pay the applicable Invoice Price (as defined in Article 3.5.2). The Invoice Price shall be ***

3.5.1.2	The Invoice Price shall be estimated as follows: [***]

3.5.1.3	[***]
3.5.2	Definitions

For purposes of this Article 3.5, each of the following terms shall have the meaning hereinafter set forth:
3.5.2.1	[***]

3.5.2.2	[***]

3.5.2.3	[***]

3.5.2.4	[***]

3.5.2.5	[***]

3.5.2.6	[***]

3.5.2.7	[***]

3.5.2.8	[***]

3.5.2.9	[***]

3.5.2.10	Price — the price for each Standard Bobbin of any Grade of Banded Cigarette Papers sold and delivered to Buyer through Direct Purchases hereunder, [***]

3.5.2.11	[***]

3.5.2.12	[***]

3.5.2.13	[***]
3.5.3	[***]

3.5.4	[***]

3.5.5	[***]
3.5.5.1	[***]

3.5.5.2	[***]

3.5.5.3	[***]

3.5.5.4	[***]

3.5.5.5	[***]

3.5.5.6	[***]
3.5.6	Cost Management
3.5.6.1	[***]

3.5.6.2	[Reserved]

3.5.6.3	[***]

3.5.6.4	[***]

3.5.6.5	[***]
3.5.7	[***]

3.5.8	[***]

3.5.9	[***]
3.5.9.1	[***]

3.5.9.2	[***]

3.5.9.3	[***]

3.5.9.4	[***]

3.5.9.5	[***]

3.5.9.6	[***]

3.	Applicability. Article 3.5, as revised by this Amendment No. 7, shall remain in effect through December 31, 2009.

4.	Agreement to Negotiate. [***]

5.	Deletion of Capital Cost Charge and Advanced Payment Credit Provisions. Article 3.6 and Article 4.3.3 of the Addendum are deleted in their entirety.

6.	Other Provisions Unchanged. All other provisions of the Addendum shall remain unchanged.

7.	Separate Counterparts. This Amendment No. 7 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

8.	Entire Agreement. The Addendum and this Amendment No. 7 constitute the entire agreement between the parties regarding the subject matter contained herein.
IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to sign this Amendment No. 7, intending that the parties should be bound thereby.

PHILIP MORRIS USA INC.		SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

By:		By:

Name:	Henry P. Long Jr.	Name:	Otto R. Herbst
Title:	SVP, Procurement ALCS	Title:	Chief Operating Officer